                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                              TB WOOD'S CORPORATION
                ________________________________________________
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
            __________________________________________________________________
         2) Aggregate number of securities to which transaction applies:
            __________________________________________________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            __________________________________________________________________
         4) Proposed maximum aggregate value of transaction:
            __________________________________________________________________
         5) Total fee paid:
            ___________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
            ________________________________________________________________
         2) Form, Schedule or Registration Statement No.:
            ________________________________________________________________
         3) Filing Party:
            ________________________________________________________________
         4) Date Filed:
            ________________________________________________________________

                                [GRAPHIC OMITTED]
                                    TB Wood's

                 NOTICE OF ANNUAL MEETING OF THE STOCKHOLDERS OF
                              TB WOOD'S CORPORATION

TO THE STOCKHOLDERS OF TB WOOD'S CORPORATION:

The Annual Meeting of Stockholders of TB Wood's Corporation (the "Company") will be held at the Sofitel Hotel New York, 45 West 44th Street, New York, NY 10036, on April 27, 2006, commencing at 10:00 a.m. for the following purposes:

         1. To elect two directors to the Board of Directors to serve for a term ending at the 2009 Annual Meeting and until their successors have been elected and qualified;

         2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2006;

         3. To approve the TB Wood's Corporation 2006 Stock-Based Incentive Compensation Plan; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. The record date for determining those stockholders, who will be entitled to notice of, and vote at, the Annual Meeting, or any adjournment thereof, is March 3, 2006. The stock transfer books of the Company will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please execute the enclosed proxy and mail it promptly. Should you attend the meeting, you may revoke your proxy and vote in person. A return envelope, which requires no postage, if mailed in the United States, is enclosed for your convenience.

                                                   TB WOOD'S CORPORATION

                                                   By:

                                                       Joseph C. Horvath
                                                       Corporate Secretary
Chambersburg, Pennsylvania
March 27, 2006

                              TB WOOD'S CORPORATION
                 440 NORTH FIFTH AVENUE, CHAMBERSBURG, PA 17201

                                 PROXY STATEMENT

          FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 27, 2006

         This proxy statement and the accompanying proxy card are being mailed beginning on or about March 27, 2006 to the owners of shares of TB Wood's Corporation, a Delaware corporation (the "Company"), Common Stock in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, April 27, 2006, at 10:00 a.m. at the Sofitel Hotel New York, 45 West 44th Street, New York, NY and any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. This proxy procedure is necessary to permit all holders of our Common Stock, many of whom live throughout the United States and in foreign countries and are unable to attend the Annual Meeting, to vote. The Board of Directors (the "Board") does not know of any business to be presented for consideration at the Annual Meeting or any adjournment thereof other than as stated in the Notice of Annual Meeting.

         A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2005, accompanies this proxy statement.

------------------------------------------------------------------------------------
                                    CONTENTS
                                                                                PAGE

VOTING PROCEDURES..................................................................3

CORPORATE GOVERNANCE...............................................................4

ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD).......................................7

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         (ITEM 2 ON PROXY CARD)....................................................9

REPORT OF THE AUDIT COMMITTEE.....................................................10

APPROVAL OF THE 2006 STOCK-BASED INCENTIVE COMPENSATION PLAN

         (ITEM 3 ON PROXY CARD)...................................................12

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS......................18

EXECUTIVE COMPENSATION AND REPORT OF THE COMPENSATION COMMITTEE...................19

MANAGEMENT........................................................................22

COMPENSATION TABLES...............................................................23

OTHER FORMS OF COMPENSATION.......................................................28

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT....................30

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...........................31

STOCK PERFORMANCE GRAPH...........................................................32

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS....................................33

ANNUAL REPORT ON FORM 10-K........................................................33

OTHER MATTERS.....................................................................33

APPENDIX A - 2006 STOCK-BASED INCENTIVE COMPENSATION PLAN........................A-1

                                       2

                                VOTING PROCEDURES

         YOUR VOTE IS VERY IMPORTANT. Your shares can only be voted at the Annual Meeting if you are present or represented by proxy. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote by proxy to assure that your shares will be represented. You may revoke your proxy at any time before it is voted by written notice to the Secretary of the Company, by submission of a proxy bearing a later date or by casting a ballot at the Annual Meeting. Properly executed proxies that are received before the Annual Meeting's adjournment will be voted in accordance with the directions provided. If no directions are given, your shares will be voted by one of the individuals named on your proxy card as recommended by the Board of Directors. If you wish to give a proxy to someone other than those named on the proxy card, you should cross out those names and insert the name(s) of the person(s), not more than four, to whom you wish to give your proxy.

WHO CAN VOTE? Stockholders as of the close of business on March 3, 2006 are entitled to vote. On that day, 3,722,662 shares of our Common Stock were outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting. A list of stockholders eligible to vote will be available at our principal place of business, 440 North Fifth Avenue, Chambersburg, Pennsylvania beginning March 27, 2006. Stockholders may examine this list during normal business hours for any purpose relating to the Annual Meeting.

WHAT SHARES ARE INCLUDED IN THE PROXY CARD? The proxy card represents all the shares of Common Stock registered to your account. Each share of Common Stock that you own entitles you to one vote.

HOW ARE VOTES COUNTED? The Annual Meeting will be held if a quorum, consisting of a majority of the outstanding shares of common stock entitled to vote, is represented at the Annual Meeting in person or by proxy. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum has been reached. When nominees, such as banks and brokers, holding shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners by the tenth day before the Annual Meeting, the nominees may vote those shares only on matters deemed routine by the Nasdaq National Market ("NASDAQ"). Items 1, 2 and 3 described in this proxy statement are deemed routine. Because directors are elected by a plurality of the votes cast, abstentions will have no effect on the election of directors. Because each of Items 2 and 3 requires for its approval the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote, any abstentions will have the effect of votes against and any broker non-votes will not have any effect on these Items.

WHO WILL COUNT THE VOTE; CONFIDENTIALITY? Our Transfer Agent and Registrar, American Stock Transfer & Trust Company will tally the vote. Proxies, ballots and voting tabulations are available for examination only by the Secretary and inspectors of election, who will certify the results. Your vote will not be disclosed to the Board of Directors or to our management other than the Secretary and except as may be required by law.

WHO IS SOLICITING THIS PROXY? Solicitation of proxies is made on behalf of us and our Board of Directors. We will pay the cost of preparing, assembling and mailing the notice of Annual Meeting, proxy statement and proxy card. In addition to the use of mail, proxies may be solicited by our directors, officers and regular employees, without additional compensation, in person or by telephone or other electronic means. We will reimburse brokerage houses and other nominees for their expenses in forwarding proxy materials to beneficial owners of our Common Stock.

________________________________________________________________________________

                              CORPORATE GOVERNANCE

         In accordance with General Corporation Law of the State of Delaware and our Certificate of Incorporation and Bylaws, our business, property and affairs are managed under the direction of the Board of Directors. Although our directors are not involved in our day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the Board of Directors and committees of the Board of Directors.

MEETINGS OF THE BOARD OF DIRECTORS. The Board of Directors held six meetings in 2005. On April 28, 2005 the Board approved the appointments of Mr. Fejes as President and CEO and Mr. Horvath as Vice-President, Finance and CFO, and Corporate Secretary for 2005. On May 12, 2005, Mr. Fejes resigned from the Board of Directors in order for the Company to be in compliance with NASDAQ Marketplace Rule 4350(c)(1) and on July 26, 2005, Mr. Stapleton resigned from the Board of Directors in order to serve as the United States Ambassador to France. On February 10, 2006, Mr. Zimmerman was appointed to the Board of Directors to fill the unexpired term created by Mr. Fejes' resignation and, as a result of the resignation of Mr. Stapleton, to restore the company to compliance with NASDAQ Marketplace Rule 4350(c)(1). All directors attended 100% of the aggregate meetings held by the Board of Directors and 100% of the aggregate meetings held by the committees of the Board of Directors on which they served during their respective periods as Board members during 2005.

COMMUNICATION WITH THE BOARD OF DIRECTORS. Stockholders may communicate with the Board of Directors by sending a letter to TB Wood's Corporation Board of Directors, c/o the Office of the Corporate Secretary, 440 North Fifth Avenue, Chambersburg, Pennsylvania 17201. The Office of the Corporate Secretary will review the correspondence and forward it to the Chair of the appropriate committee or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, and illegal, does not reasonably relate to TB Wood's Corporation or its business, or is similarly inappropriate. The Office of the Corporate Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

DIRECTOR INDEPENDENCE. The Board of Directors has determined that the following directors are independent under the listing standards of the National Association of Securities Dealers: Messrs. Osborn, Lazio and Zimmerman.

COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors has established two standing committees.

Audit Committee -- assists the Board of Directors in monitoring: (i) the integrity of the consolidated financial statements of the Company; (ii) the Company's compliance with legal and regulatory requirements related to the financial statements, including the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that have been established relating to such financial statements; and (iii) the independence and performance of the Company's external auditors. In addition, the Audit Committee maintains the sole responsibility to appoint, determine funding for, and oversee the independence and performance of our internal and external auditors and has the authority to engage independent counsel and other advisors to assist in such responsibility. Each of the members of the Audit Committee is independent under the listing standards of the National Association of Securities Dealers and as that term is used in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee met five times during 2005. The Audit Committee has adopted a written charter, a copy of which is available on our Internet website at www.tbwoods.com. The current members of the Audit Committee are Mr. Lazio (Chairman) and Messrs. Osborn and Zimmerman. The Board has determined that it does not currently have a financial expert, as described in Rule 401(h) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

Compensation Committee -- reviews and determines compensation arrangements for the President and the other executive officers. The Compensation Committee also administers our equity compensation plans and makes recommendations to the Board of Directors regarding the compensation to be provided to the directors. The Compensation Committee has adopted a written charter, a copy of which is available on our Internet website at www.tbwoods.com.

The Compensation Committee held four meetings during 2005. The current members of the Compensation Committee are Mr. Osborn (Chairman) and Messrs. Lazio and Zimmerman. Each member of the Compensation Committee is "independent" as defined under the listing standards of the National Association of Securities Dealers.

Nominating and Corporate Governance -- At this time given that the Board consists of five members, three of whom are "independent" as defined under the listing standards of the National Association of Securities Dealers, the Board has concluded that all members of the Board of Directors should convene for purposes of considering potential candidates to the Board. We expect that the Board will continue to review whether formation of a nominating and governance committee is appropriate.

The Independent Directors will consider director candidates recommended by stockholders. A description of the procedures a stockholder must follow to submit a director candidate and the criteria the Independent Directors will use to evaluate candidates is set forth on page 18 under the heading "Submission of Stockholder Proposals and Director Nominations."

DIRECTOR COMPENSATION. The Company paid an aggregate of $119,500 of directors' fees in fiscal year 2005 to directors who were not employees or officers of the Company. Each outside Director receives an annual fee of $35,000 and a meeting attendance fee of $1,000. Independent board directors are also paid $3,000 annually for their participation on the Audit and Compensation Committees, with the chairman of each Committee receiving $2,000 of additional compensation. Committee members also receive $500 for attendance at committee meetings. In addition, all members are reimbursed for applicable travel and other expenses incurred in connection with carrying out their duties and responsibilities. Directors who are employees of the Company do not receive additional compensation for serving on the Board or committees of the Board.

Directors who are not employees of the Company were eligible to receive options to purchase Common Stock awarded under our 1996 Stock-Based Incentive Compensation Plan. All directors who are not employees of the Company generally have been granted stock options to purchase shares of our Common Stock, a portion of which have been exercisable at a per share exercise price equal to the fair market value of our Common Stock on that date and a portion of which have been exercisable at a premium to the then current price of our Common Stock. These stock options vest over a three year period following the grant.

CODES OF CONDUCT.

Corporate Governance Guidelines. We have adopted corporate governance guidelines for our Company. These guidelines address such matters as director qualifications, directors' access to management and advisors, director compensation and performance evaluations. A copy of the corporate governance guidelines can be accessed on the Internet via our website at www.tbwoods.com.

Code of Conduct. We have a Code of Conduct which was adopted in its current form in April 2004. The Code of Conduct seeks to ensure compliance with all applicable laws and to maintain the highest standards of ethical conduct. The Code of Conduct sets out basic principles and methodology to help guide all of our officers, directors and employees in the attainment of this common goal.

All of our employees must carry out their duties in accordance with the policies set forth in the Code of Conduct and with applicable laws and regulations. A copy of the Code of Conduct can be accessed on the Internet via our website at www.tbwoods.com.

Any waivers of the application of the Company's Code of Conduct to directors or executive officers must be made either by the Board of Directors or the Audit Committee. Any waiver of the Code of Conduct will be disclosed promptly on the Company's Internet website.

Any amendment of the Code of Conduct also will be disclosed promptly on the Company's Internet website.

________________________________________________________________________________

                              ELECTION OF DIRECTORS
                              ITEM 1 ON PROXY CARD

         Our Certificate of Incorporation and Bylaws provide that our business will be managed by a Board of Directors, with the number of directors to be fixed by the Board of Directors from time to time. Our Certificate of Incorporation divides our Board of Directors into three classes: Class I, Class II and Class III. The directors in each class serve terms of three years and until their respective successors have been elected and have qualified.

         The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting of stockholders for a three year term. The term of the Class II directors, Rick Lazio and Michael R. Zimmerman, expires at our 2006 Annual Meeting. Mr. William T. Fejes, Jr. was a Class II director until his resignation, effective May 12, 2005. At the February 10, 2006 meeting of our Board of Directors, Mr. Michael Zimmerman was appointed to fill the empty Class II director position created by Mr. Fejes' resignation. The term of the Class III director, James R. Swenson, expires at our 2007 Annual Meeting. The second Class III director position is open due to the resignation of Mr. Stapleton in July 2005 to become the United States Ambassador to France. The term of the two Class I directors, Thomas C. Foley and Frank D. Osborn, expires at our 2008 Annual Meeting.

         Director candidates are nominated by the independent directors of the Board of Directors. Stockholders are also entitled to nominate director candidates for the Board of Directors in accordance with the procedures set forth on page 18 under the heading "Submission of Stockholder Proposals and Director Nominations." The Board of Directors did not receive a recommendation for a director nominee from a stockholder that beneficially owned more than 5% of our Common Stock by March 3, 2006.

         At the Annual Meeting, two Class II directors are to be elected. Each of the nominees has consented to being named as a nominee for director of the Company and has agreed to serve if elected. Each Class II director will be elected to serve until our 2009 Annual Meeting and until his respective successor has been elected and has qualified. If any nominee becomes unavailable to serve at the time of the Annual Meeting, the shares represented by proxy will be voted for any substitute nominee designated by the Board of Directors. Director elections are determined by a plurality of the votes cast.

INFORMATION REGARDING THE NOMINEES FOR DIRECTORS TO BE ELECTED IN 2006 FOR A TERM ENDING IN 2009

Class II

Rick Lazio - Director of the Company, Age 47. Mr. Lazio is Executive Vice-President of JP Morgan Chase & Co., where he serves on the Executive Committee. Prior to that he served from 2000 to 2004 as the President and Chief Executive Officer of the Financial Services Forum, an organization formed in 2000. Mr. Lazio also served as a member of the United States House of Representatives from 1992 to 2000. He is a graduate of Vassar College and the American University Law School. He is a director of the World Rehabilitation Fund, The Enterprise Foundation, Audubon New York and the Committee for Economic Development. He also serves on the Advisory Committee of the Ad Council. Mr. Lazio has served on our Board since 2003.

Michael R. Zimmerman - Director of the Company, Age 52. Currently, Mr. Zimmerman is the President of Tower Capital, L.L.C. He was a Managing Director in the Investment Banking Group at Citigroup and its two predecessor companies, Salomon, Smith Barney, Inc. and Salomon Brothers, Inc. from 1994 to 2003. Prior to joining Salomon Brothers, Mr. Zimmerman was a Managing Director in Investment Banking at CS First Boston where he was employed from 1977 to 1994. Mr. Zimmerman received his MBA degree from the Columbia Graduate School of Business in 1977 and his BA degree from the University of North Carolina at Chapel Hill in 1975.

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE TWO NOMINEES SET FORTH ABOVE.

INFORMATION REGARDING THE DIRECTORS WHO ARE NOT NOMINEES FOR ELECTION AND WHOSE TERMS CONTINUE BEYOND 2006.

Class I (term expires in 2008)

Thomas C. Foley - Chairman of the Board, Age 54. Mr. Foley served as Chairman of the Board of the Company from its formation in 1995 through August 2003, and in the same capacity for its predecessor, T.B. Wood's, Inc. since December 1986, when he took leave from the Board to serve as Director of Private Sector Development for the Coalition Provisional Authority in Iraq. In April 2004, Mr. Foley resumed his participation on the Board and was elected its Chairman on February 10, 2006. Mr. Foley is also a director of The NTC Group, Inc., a private investment firm, and of Stevens Aviation, Inc. In addition, he is a trustee of The Kent School and The Kennedy Center for the Performing Arts. Mr. Foley received his AB degree from Harvard College and his MBA degree from Harvard Business School.

Frank D. Osborn - Director of the Company, serving as Interim Chairman from August 2003 through April, 2004, Age 58. Mr. Osborn has been President and CEO of Quantum Communications Corporation since July 2002. From May 1999 to March 2002, he was President and CEO of Aurora Communications. From 1997 to 1998, he was President and CEO of Southern Star Communications and Managing Director of Capstar Broadcasting. From 1985 to 1997, he was President and CEO of Osborn Communications. Mr. Osborn has extensive experience within the radio and television industry as an owner, operator, and manager of multi-broadcast stations throughout the United States. He is a Director of the Women's Radio Network and a Director of Price Communication where he serves on the audit and compensation committees. Mr. Osborn received his BA degree from The University of Pennsylvania and his MBA degree from The Wharton School. Mr. Osborn has served on our Board since 2002.

Class III (term expires in 2007)

James R. Swenson - Director of the Company, serving as Chairman from April 2004 to February 2006, Age 66. Mr. Swenson is the former Group Chief Executive of the Industrial Automation Division of Invensys plc, having served in that capacity from January 1999 to March 2000. For BTR plc, a predecessor company to Invensys plc, Mr. Swenson was the Group Managing Director of the Power Drives Group from 1998 to 1999 and the President - Group Chief Executive from 1994 to 1998. Mr. Swenson spent most of his career with Rexnord Corporation and was its Chairman and CEO when it merged with BTR plc in 1994. Mr. Swenson received his BS degree in Economics from the University of Wisconsin, Milwaukee. Mr. Swenson has served on our Board since 2001, and also served as Interim President of the Company from November 2003 through April 2004.

________________________________________________________________________________

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM
                              ITEM 2 ON PROXY CARD

         Subject to stockholder ratification, the Audit Committee of the Board of Directors has reappointed the firm of Grant Thornton LLP ("Grant Thornton"), as the independent registered public accounting firm, to audit and report upon our consolidated financial statements for 2006. Grant Thornton has served as our independent auditors since 2002. Ratification requires the affirmative vote of a majority of shares present and entitled to vote at the Annual Meeting, in person or by proxy, and voting thereon. Unless otherwise specified by the stockholders, the shares of stock represented by the proxy will be voted for ratification of the appointment of Grant Thornton as our independent registered public accounting firm to audit and report upon our consolidated financial statements for fiscal year 2006. If this appointment is not ratified by stockholders, the Audit Committee may reconsider its appointment.

         One or more representatives of Grant Thornton are expected to be at the Annual Meeting. They will have an opportunity to make a statement and will be available to respond to appropriate questions.

         AUDIT FEES; AUDIT-RELATED FEES; TAX FEES; ALL OTHER FEES

         The following table presents fees for professional audit services rendered by Grant Thornton for the audit of the Company's annual financial statements for 2005 and 2004 and fees billed for other services rendered by Grant Thornton:

                                           2005              2004
                                    ------------------------------------
Audit fees                               $225,630          $209,410
Audit related fees (1)                     17,000            76,850
                                    ------------------------------------
     Audit and audit related fees         242,630           286,260
Tax fees (2)                                    -            15,550
All other fees                                  -                 -
                                    ------------------------------------
     Total fees                          $242,630          $301,810
                                    ====================================


(1) Audit related fees consisted of fees for services imposed by the requirements of the Public Company Accounting Oversight Board.

(2) Tax fees consisted of fees for tax consultation and tax compliance services to our foreign subsidiaries in Mexico, Canada and Europe.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

         All the services described above were approved by our Audit Committee. In accordance with the charter of our Audit Committee and consistent with the policies of the Securities and Exchange Commission, all auditing services and all non-audit services to be provided by any independent auditor of the Company shall be pre-approved by the Audit Committee. In assessing requests for services by the independent auditor, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent auditor is likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company's ability to manage or control risk or improve audit quality.

         In making its recommendation to ratify the appointment of Grant Thornton as our auditor for the current fiscal year, the Audit Committee has considered whether the non-audit services provided by Grant Thornton are compatible with maintaining the independence of Grant Thornton.

         THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE AUDITORS OF THE COMPANY.

________________________________________________________________________________

                          REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or "incorporated by reference" in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

         The Audit Committee ("Audit Committee") oversees the Company's financial reporting process on behalf of the Board of Directors, and is composed of three independent Directors who are not officers or employees of the Company. In 2005, the Audit Committee consisted of Rick Lazio, Frank D. Osborn, and Craig
R. Stapleton, until his resignation as a Director in July 2005. Michael R. Zimmerman was appointed to serve on the Audit Committee on February 10, 2006. The Audit Committee met five times in fiscal 2005, and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter can be accessed on the Internet via the Company's website at www.tbwoods.com.

         All current members of the Company's Audit Committee are independent within the meaning of the rules of the Securities and Exchange Commission and the NASDAQ listing standards. The rules of the Securities and Exchange Commission and the NASDAQ listing standards generally require that the Company maintain an audit committee of at least three independent directors.

         The Audit Committee does not have an "audit committee financial expert" (as defined by the Securities and Exchange Commission) serving on the Audit Committee but the Company believes that the background and financial sophistication of its members are sufficient to fulfill the duties of the Audit Committee. NASDAQ does not currently require that audit committees include an "audit committee financial expert."

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States ("GAAP"). The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality and the acceptability of the Company's financial reporting and controls and procedures and the certifications by the Company's Chief Executive Officer and Chief Financial Officer, which are required by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Securities and Exchange Commission.

         The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with GAAP, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States.) In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with the independent auditors. The Audit Committee has also discussed with the independent auditors for the Company the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended.

         The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the independent auditors their independence. The Audit Committee reviews and approves any non-auditing services to be provided by Grant Thornton LLP prior to the firm being retained to perform such services.

         We are not employees of the Company and we are not accountants or auditors by profession. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with GAAP, that the audit of the company's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that our Company's independent accountants are in fact "independent."

         The Audit Committee has reappointed, subject to stockholder ratification, the firm of Grant Thornton LLP, certified public accountants, as the Company's independent registered public accounting firm to audit and report upon the Company's financial statements for 2006. In appointing Grant Thornton LLP as the Company's auditors for the year ending December 31, 2006, the Audit Committee has considered whether Grant Thornton LLP's provision of services other than audit services are compatible with maintaining their independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

                                                      AUDIT COMMITTEE

                                                      RICK LAZIO, CHAIRMAN
                                                      FRANK D. OSBORN
                                                      MICHAEL R. ZIMMERMAN

________________________________________________________________________________

             APPROVAL OF THE TB WOOD'S CORPORATION 2006 STOCK-BASED
                           INCENTIVE COMPENSATION PLAN
                              ITEM 3 ON PROXY CARD

         The Company's previous stock option and share purchase plans were designed to attract and retain qualified persons to serve as key employees of the Company and its subsidiaries, as well as to ensure additional incentive for persons who can contribute significantly to the success of the business. In the belief that the plans adopted earlier accomplished their objectives and that the Company should be in a position to continue to provide incentives to officers and other employees to contribute to the future success and prosperity of the Company, the Board of Directors, on February 10, 2006 unanimously adopted the 2006 Stock-Based Incentive Compensation Plan (the "2006 Plan"), subject to approval by the stockholders. The terms of the 2006 Plan provide benefits that are substantially similar to those provided under the Company's most recent plan, the 1996 Stock-Based Incentive Compensation Plan (the "1996 Plan").

The number of shares of Company Common Stock available for awards under the terms of the 2006 Plan is 325,000 (subject to adjustments for stock splits, stock dividends and the like) which equals approximately 7.4% of the outstanding shares of Common Stock of the Company as of March 3, 2006, including 673,916 shares available from options granted under the 1996 Plan. No individual employee may receive more than 70,000 shares under the 2006 Plan during any calendar year.

SUMMARY OF THE 2006 PLAN

The following general description of certain features of the 2006 Plan is qualified in its entirety by reference to the 2006 Plan, which is attached to this Proxy Statement as Appendix A.

         General. The 2006 Plan authorizes the grant of options, stock appreciation rights, restricted stock, and deferred stock (collectively called "Awards"). Options granted under the 2006 Plan may be either "incentive stock options" as defined in section 422 of the Internal Revenue Code (the "Code"), or nonqualified stock options, as determined by the Committee (defined below).

         Eligibility. The 2006 Plan provides that Awards may be granted to any employee or non-employee director of the Company, its subsidiaries or affiliates.

         Administration. A committee appointed by the Board (the "Committee") which will consist of two or more non-employee, outside directors will administer the 2006 Plan. Subject to the other provisions of the 2006 Plan, the Committee has the authority to:

     o   interpret the 2006 Plan;
     o   establish and amend rules and regulations relating to the 2006 Plan;
     o select the participants and determine the type of Awards to be made to participants, the number of shares subject to Awards and the terms, conditions, restrictions and limitations of Awards; and
     o make all other determinations it deems necessary or advisable for the administration of the 2006 Plan.

Each Award granted under the 2006 Plan will be evidenced by a written award agreement between the participant and the Company, which will describe the Award and state the terms and conditions to which the Award is subject. The principal terms and conditions of each particular type of Award are described below.

If any Award is forfeited, or if any option terminates, expires or lapses without being exercised, shares of Common Stock subject to such Award will again be available for future grant. If there is any change in the Company's corporate capitalization, the Committee in its sole discretion may cancel and make substitutions of Awards or may adjust the number of shares available for award under the 2006 Plan, the number and kind of shares covered by Awards then outstanding under the 2006 Plan and the exercise price of outstanding options and stock appreciation rights.

Performance Goals

The Committee may condition the grant and vesting or exercise of options, stock appreciation rights, restricted stock and deferred stock on the achievement of performance goals, including:

     o profits or revenue targets on an absolute or per share basis (including, but not limited to, EBIT, EBITDA, operating income, earnings per share);
     o   market share targets; and
     o profitability targets as measured through return ratios, stockholder returns, qualitative milestones, product development milestones or capital-raising targets or any other financial or other measurement deemed appropriate by the Committee, as it relates to the results of operations or other measurable progress of either the Company as a whole or any subsidiary, affiliate, division, or department.

Change of Control

In the event of a change of control, all Awards granted under the 2006 Plan (including performance-based Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall vest on the change of control.

Deferred Stock and Restricted Stock

An Award of deferred stock is an agreement by the Company to deliver to the recipient a specified number of shares of Common Stock at the end of a specified deferral period, subject to the fulfillment of conditions specified in the Award agreement.

An Award of restricted stock is a grant to the recipient of a specified number of shares of Common Stock which are subject to forfeiture upon specified events during the restriction period. Each grant of restricted stock will specify the length of the restriction period and will include restrictions on transfer to third parties during the restriction period. During the restriction period, the recipient has the right to receive dividends on, and to vote, the shares of restricted stock.

Options

An option is the right to purchase shares of Common Stock for a specified period of time at a fixed price (the "exercise price"). Each option agreement will specify the exercise price, the type of option, the term of the option, the date when the option will become exercisable and any applicable performance goals.

         Exercise Price: The Committee will determine the exercise price of an option at the time the option is granted. The exercise price under an option will not be less than 100% of the fair market value of Common Stock on the date the option is granted.

         Consideration: The means of payment for shares issued upon exercise of an option will be specified in each option agreement and generally may be made in cash, through a broker or bank from the proceeds of the sale of the shares purchased through the exercise of the option (a "cashless exercise"), or, with the Committee's consent, with certain other shares of Common Stock owned by the optionee.

         Term of the Option: The term of an option granted under the 2006 Plan will be no longer than ten years from the date of grant.

Stock Appreciation Rights

A stock appreciation right ("SAR") entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR and the date of exercise, payable in cash, shares of Common Stock, or any combination thereof. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. The term of SAR granted under the 2006 Plan will be no longer than ten years from the date of grant.

General Provisions

         Vesting: Each grant of deferred stock shall specify the deferral period and any other conditions to which future delivery of shares to the recipient is subject, including any applicable performance goals. Each grant of restricted stock shall specify the duration of the restriction period and any other conditions under which the restricted stock would be forfeitable to the Company, including any applicable performance goals. Each grant of options or SARs shall specify the length of service and/or any applicable performance goals that must be achieved before it becomes exercisable.

         Nontransferability of Awards: In general, during a participant's lifetime, his or her Awards shall be exercisable only by the participant and shall not be transferable other than by will or the laws of descent and distribution. However, the Committee may provide for limited lifetime transfers of Awards, other than incentive stock options.

         Effective Date, Amendments, and Termination of the 2006 Plan. As stated above, the 2006 Plan became effective on February 10, 2006, when it was approved by the Board of Directors, subject to stockholder approval. The Board of Directors has the authority to amend or terminate the 2006 Plan at any time; provided, however, that Stockholder approval is required for any amendment which decreases the price at which Awards may be granted or increases the number of shares of Common Stock subject to the 2006 Plan. The 2006 Plan will continue until the earlier of the date on which all awards that can be issued under the 2006 Plan have been issued or the termination of the 2006 Plan on February 10, 2016, or earlier if the 2006 Plan is earlier terminated by the Board of Directors.

Certain Federal Income Tax Considerations

The following discussion is a summary of certain federal income tax considerations that may be relevant to participants in the 2006 Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other tax considerations that may be relevant to a participant.

         Deferred Stock: A participant realizes no taxable income and the Company is not entitled to a deduction when deferred stock is awarded. When the deferral period for the award ends and the participant receives shares of Common Stock, the participant will realize ordinary income equal to the fair market value of the shares at that time, and the Company will be entitled to a corresponding deduction. A participant's tax basis in shares of Common Stock received at the end of a deferral period will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

         Restricted Stock: Restricted stock received pursuant to awards will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a participant who receives such restricted stock does not make the election described below, the participant realizes no taxable income upon the receipt of restricted stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions with respect to the restricted stock lapse the participant will realize ordinary income equal to the fair market value of the shares at that time, and the Company will be entitled to a corresponding deduction. A participant's tax basis in restricted stock will be equal to their fair market value when the forfeiture restrictions lapse, and the participant's holding period for the shares will begin when the forfeiture restrictions lapse. Upon sale of the shares, the participant will realize short-term or long-term gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant's hands.

         Participants receiving restricted stock may make an election under
Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the participant elects to realize compensation income with respect to the shares when the shares are received rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the participant receives them (valued without taking the restrictions into account), and the Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the participant will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The participant's tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the participant, and the participant's holding period for such shares begins at that time. If, however, the shares are subsequently forfeited to the Company, the participant will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the participant upon the making of the Section 83(b) election. To make a Section 83(b) election, a participant must file an appropriate form of election with the Internal Revenue Service and with the Company, each within 30 days after shares of restricted stock are received, and the participant must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

         Generally, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the participant. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made generally will be treated as dividend income.

         Non-Qualified Options: A participant realizes no taxable income and the Company is not entitled to a deduction when a non-qualified option is granted. Upon exercise of a non-qualified option, a participant will realize ordinary income equal to the excess of the fair market value of the shares received over the exercise price of the non-qualified option, and the Company will be entitled to a corresponding deduction. A participant's tax basis in the shares of Common Stock received upon exercise of a non-qualified option will be equal to the fair market value of such shares on the exercise date, and the participant's holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a non-qualified option, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant's tax basis in such shares.

         Under the 2006 Plan, non-qualified options may, with the consent of the Committee, be exercised in whole or in part with shares of Common Stock held by the participant. Payment in Common Stock will be treated as a tax-free exchange of the shares surrendered for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. The fair market value of shares of Common Stock received in excess of the number of shares surrendered will be treated as ordinary income and such shares have a tax basis equal to their fair market value on the date of the exercise of the non-qualified option.

         Incentive Stock Options: A participant realizes no taxable income and the Company is not entitled to a deduction when an incentive stock option is granted or exercised. Provided the participant meets the applicable holding period requirements for the shares received upon exercise of an incentive stock option (two years from the date of grant and one year from the date of exercise), gain or loss realized by a participant upon sale of the shares received upon exercise will be long-term capital gain or loss, and the Company will not be entitled to a deduction. If, however, the participant disposes of the shares before meeting the applicable holding period requirements (a "disqualifying disposition"), the participant will realize ordinary income at that time equal to the excess of the fair market value of the shares on the exercise date over the exercise price of the incentive stock option. Any amount realized upon a disqualifying disposition in excess of the fair market value of the shares on the exercise date of the incentive stock option will be treated as capital gain and will be treated as long-term capital gain if the shares have been held for more than one year. If the sales price is less than the sum of the exercise price of the incentive stock option and the amount included in ordinary income due to the disqualifying disposition, this amount will be treated as a short-term or long-term capital loss, depending upon whether the shares have been held for more than one year.

         Under the 2006 Plan, incentive stock options may, with the consent of the 2006 Plan Committee, be exercised in whole or in part with shares of Common Stock held by the participant. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares received will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

         SARs A participant realizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will realize ordinary income in an amount equal to the cash or the fair market value of the shares received minus any amount paid for the shares, and the Company will be entitled to a corresponding deduction.

         Withholding The Company is entitled to deduct from the payment of any Award (whether made in stock or in cash) all applicable income and employment taxes required by federal, state, local or foreign law to be withheld, or may require the participant to pay such withholding taxes to the Company as a condition of receiving payment of the Award. The Committee may allow a participant to satisfy his or her withholding obligations by directing the Company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to the Company in an amount necessary to satisfy the withholding obligation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2006 STOCK-BASED INCENTIVE COMPENSATION PLAN.

________________________________________________________________________________

                       SUBMISSION OF STOCKHOLDER PROPOSALS
                            AND DIRECTOR NOMINATIONS

         Any proposal which a qualified stockholder of the Company wishes to include in the Company's Proxy Statement and proxy for the 2007 Annual Meeting of Stockholders must be received by the Secretary of the Company at the address appearing on the front page of this proxy statement no later than November 27, 2006 and must comply in all other respects with applicable rules and regulations of the Securities and Exchange Commission relating to such inclusion. Stockholders wishing to have a proposal presented at an annual meeting must submit the proposal so that the Secretary of the Company receives it not less than 120 days prior to the first anniversary of the date of this proxy statement; provided, however, that in the event that the date of the meeting is advanced by more than 30 days from the date of the 2007 Annual Meeting of Stockholders, notice by the stockholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made.

         To be a qualified stockholder, a stockholder must have owned at least $2,000 in market value of the Company's securities for at least one year before the date of submission of the proposal to the Company. Any stockholder proposal submitted to the Company for inclusion in the Company's Proxy Statement for the 2007 Annual Meeting of Stockholders after November 27, 2006 is considered untimely. In addition, any stockholder intending to present a proposal for consideration at the 2007 Annual Meeting of Stockholders must comply with certain provisions of the Company's Certificate of Incorporation and Bylaws.

         Stockholders may propose nominees for consideration by the Board of Directors by submitting the names, appropriate biographical information and qualifications in writing to: Corporate Secretary, TB Wood's Corporation, 440 North Fifth Avenue, Chambersburg, PA 17201.

         In considering any nominee proposed by a stockholder, the Board of Directors will reach a conclusion based on the criteria it uses in evaluating all candidates for director. After full consideration, the stockholder proponent will be notified of the decision of the Board of Directors. Director nominees should possess the highest personal and professional ethics, integrity and values, and must be committed to representing the long-term interests of the stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Board of Directors seeks to identify candidates representing diverse experience at policy-making levels in business, management, marketing, finance, technology, human resources, communications, education, government, manufacturing and in other areas that are relevant to our activities. Additionally, director nominees should have sufficient time to effectively carry out their duties.

         Securities and Exchange Commission rules establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting. The deadline for these proposals for the year 2007 annual meeting is February 10, 2007 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after this deadline, the Company's proxy holders will be allowed to use their discretionary authority to vote against the stockholder proposal when and if the proposal is raised at our 2007 Annual Meeting.

________________________________________________________________________________

                    EXECUTIVE COMPENSATION AND REPORT OF THE
                  COMPENSATION COMMITTEE REGARDING COMPENSATION

         The Compensation Committee of the Board of Directors is composed of three non-employee directors. The Compensation Committee is responsible for setting and administering the policies that govern executive annual salary, bonus and stock ownership programs. The Compensation Committee annually evaluates the performance of and determines and reports to the full board, the compensation of the Chief Executive Officer ("CEO") and our other executive officers based upon a combination of the achievement of corporate goals and individual performance.

Role of the Compensation Committee

         The Compensation Committee of the Board of Directors establishes, oversees and directs the Company's executive compensation programs and policies and administers the Company's equity compensation plans. The Compensation Committee seeks to align executive compensation with Company objectives and strategies, management programs and business financial performance in order to enhance shareholder value. The Compensation Committee consists of three non-employee directors. In 2005, the Compensation Committee consisted of Frank
D. Osborn, Rick Lazio, and Craig R. Stapleton, until his resignation as a Director in July. On February 10, 2006, Michael R. Zimmerman was appointed to serve on the Compensation Committee.

         The goals of the Compensation Committee with respect to executive officers, including the CEO, are to provide compensation that is designed to attract, motivate and retain executives of outstanding ability and potential and to align the interests of executive officers with the interests of the Company's stockholders. The Compensation Committee's goal is to provide incentives for superior individual performance by paying competitive compensation, and by basing a significant portion of compensation upon achieving that performance. To meet these goals, the Compensation Committee has adopted a mix among the compensation elements of salary, bonus and stock option grants. In general, the exercise price of stock option grants will be set in two tiers, the first will be equal to the fair market value of the Common Stock on the date of grant and the second will be set at a premium to the current fair market value of the Common Stock.

Executive Compensation Summary

         Executive Compensation Program: The Company's executive compensation program is designed to attract and retain highly qualified executives and to motivate them to contribute to the Company's goals and objectives and its overall financial success. The Board believes as a general matter that executives should have a greater portion of their compensation at risk than other employees, and that compensation should be tied directly to the performance of the business. Compensation for the Company's executives consists of both cash and equity-based compensation. In determining executive compensation, the Compensation Committee reviews and evaluates information supplied by management and bases decisions on management recommendations as well as on the Company's performance and on the individual's contribution and performance.

         Salary: The Compensation Committee reviews the salary of each executive officer in relation to previous salaries, personal performance, and salaries of executive officers in the industry and general economic conditions. The salaries are set at levels intended to motivate and retain highly qualified executives whom the Board believes are important to the continued success of the Company.

         Bonuses: The Company's annual incentive payments to executive officers are intended to encourage and reward excellent individual performances by managers who make significant contributions to the Company's financial success. During 2005 an executive officer could earn bonus compensation based in part upon achievement by the Company of certain financial performance objectives and in part by achievement of individual operating objectives designed to enhance future performance by the Company. In 2005, based on achieving certain financial goals and the personal performance of executive officers and other key employees, the Company accrued and charged to expense $350,000 for performance bonuses, which were paid in February 2006. No performance bonuses were paid in 2005. However, a guaranteed bonus that was accrued during 2004 in the amount of $70,000 was paid to the President and CEO as a contractual obligation to induce him to join the Company in that role.

         Non-Cash Incentives: The Company grants stock options to provide long-term incentives for the executive officers. The option grants under the 1996 Stock Based Incentive Compensation Plan, which vest over a three year period, were designed to better align the interests of the executive officers with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner and to remain employed by the Company. The number of shares subject to each option grant was based on the officer's level of responsibility, relative position within the Company, and was approved by the Board of Directors. In 2005, total options awards to acquire 103,000 shares were made. In January 2006, the Company awarded options to acquire 87,000 shares of stock.

2005 Compensation of Employee Directors and Chief Executive Officer

         Chairman: Upon his being appointed to Chairman in February 2006, the Compensation Committee established the base annual salary for Mr. Foley at $375,000. When Mr. Foley returned to the Board of Directors, prior to becoming Chairman, the Company requested that he take on a more comprehensive role in assessing strategic alternatives for the Company beyond that normally required for service on the Company's Board of Directors. Under the terms of an employment agreement with the Company, Mr. Foley's annualized base salary was initially set at $250,000. In addition, during 2005 Mr. Foley earned a cash bonus of $49,200 based on the Company's operating results in relation to the criteria established in the Company's management incentive program. Based on the scope of services that he has and will be asked to perform from time to time, the Compensation Committee determined that his salary and incentive compensation levels are reflective of the market place for senior executive level financial and business advisors and for the type of services that Mr. Foley performs.

         The Compensation Committee determined the 2005 compensation for Mr. Swenson's service as Chairman in accordance with the guidelines described above. Under the terms of an employment agreement with the Company, Mr. Swenson's annualized base salary was initially set at $180,000. In addition, during 2005 Mr. Swenson earned a cash bonus of $35,400 based on the Company's operating results in relation to the criteria established in the Company's management incentive program. In February 2006, Mr. Swenson stepped down as Chairman but agreed to continue his employment with the Company as a Senior Advisor to the Chairman and CEO. In this capacity, the Compensation Committee established Mr. Swenson's base annual salary at $74,000.

         President and CEO: Under the terms of the employment agreement with the Company, Mr. Fejes' annualized base salary was initially set at $280,000. For 2004, the agreement also provided for a guaranteed bonus of $70,000 while in 2005 Mr. Fejes earned a cash bonus of $55,600 based on the Company's operating results in relation to the criteria established in the Company's management incentive program. The terms of the employment agreement also granted Mr. Fejes options to acquire 75,000 shares and 40,000 shares of the Company's common stock in 2004 and 2005, respectively. The salary terms and other inducements established for Mr. Fejes were deemed by the Compensation Committee to be at market level, based in part upon consultation with and recommendations by the retained search firm. Mr. Fejes' salary is reviewed annually by the Compensation Committee and based on the latest such review in February 2006 his annual base salary was set at $310,000, effective on April 1, 2006.

Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally imposes a $1 million limit on the deductibility of compensation paid to executive officers of public companies. The Compensation Committee believes that all of the compensation awarded to the Company's executive officers during 2005 is fully deductible in accordance with this limit

Compensation Committee Interlocks and Insider Participation. No member of the Compensation Committee during fiscal year 2005 was an officer or employee of the Company, or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries. No member of the Compensation Committee had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K. Furthermore, none of the other executive officers, directors or Compensation Committee members of the Company currently serve, or have in the past served, on the compensation committee of any other company whose directors and executive officers have served on the Company's Compensation Committee.

         The members of the Compensation Committee of the Company respectfully submit this report.

                                                    COMPENSATION COMMITTEE

                                                    FRANK D. OSBORN, CHAIRMAN
                                                    RICK LAZIO
                                                    MICHAEL R. ZIMMERMAN

________________________________________________________________________________

                                   MANAGEMENT

         Executive officers are appointed by, and serve at the discretion of, the Board. There are no family relationships among any of our directors or executive officers. Our current executive officers, each of whom is elected for a term of one year or until his successor is duly elected and qualified, are:

      Name              Age    Title
--------------------------------------------------------------------------------
Thomas C. Foley         54     Chairman

William T. Fejes, Jr.   50     President & CEO

Joseph C. Horvath       51     Vice President & CFO and Corporate Secretary

Harold L. Coder, III    54     Vice President, Sales

Anthony A. Chien        43     Vice President, Marketing, Engineering and Europe

         See the disclosure earlier in this Proxy Statement for information on Mr. Foley's background and experience.

         Mr. Fejes has been President and Chief Executive Officer of the Company since May 2004, and has over 20 years experience in the industrial automation and industrial motion control industry. Prior to his appointment at TB Wood's, he was with Danaher Corporation from 1998 to 2004 where he held several Division President positions within Danaher's Motion Control strategic platform. From 1986 to 1998, Mr. Fejes was with Pacific Scientific Company where he was promoted through several engineering and marketing roles until reaching the position of the Group President for the Company's Automation Technology Group. Prior to Pacific Scientific, he held various engineering positions with C.S. Draper Laboratories, GCA Corporation, and EG&G. Mr. Fejes received his Bachelor of Science and Master of Science degrees in Electrical Engineering from the Massachusetts Institute of Technology.

         Mr. Horvath has been Vice President, Chief Financial Officer and Corporate Secretary of the Company since September 2003. From July 1999 to August 2003 he was Vice President and CFO of Cold Metal Products, Inc. Prior to that, he was a Principal with Ernst & Young LLP for over 20 years. Mr. Horvath, who is a Certified Public Accountant, received his BS degree from West Virginia University.

         Mr. Coder has been Vice President, Sales of the Company since its formation in 1996 and previous to that served in a similar capacity for its predecessor, T. B. Wood's, Inc. from October 1991. Mr. Coder received his BS degree from Shippensburg University.

         Mr. Chien joined the Company in May 2005 as Vice President, Marketing and Strategy. In February 2006, his title was changed to Vice President Marketing, Engineering, and Europe. Mr. Chien has over nineteen years of experience in product marketing and strategic thinking, and most recently was the Vice President and General Manager of a power transmission components division of Rexnord. Mr. Chien received his BS and MS degrees in Electrical Engineering from the University of Illinois. He also received his MS degree in Industrial Administration from Carnegie Mellon University.

________________________________________________________________________________

                               COMPENSATION TABLES

         The following Summary Compensation Table sets forth certain information concerning the compensation paid or accrued by us for services rendered during the last three completed fiscal years by our chief executive officer, and our four most highly paid executive officers other than our chief executive officer, including our current and former chairman, employed by the Company or its subsidiaries during the year ended December 31, 2005 (the "Named Officers").

Summary Compensation Table
                                       -------------------------------------------------- -----------------

                                                                                             Long-Term
                                                   Annual Compensation                     Compensation (1)
                                       -------------------------------------------------- -----------------
                                                                                              Securities
                                                                               Other          Underlying
                                                                               Annual          Options
Name and Principal                                                          Compensation       Granted         All Other
Position                        Year     Salary           Bonus                 (2)           (# shares)     Compensation (3)
-----------------------------------------------------------------------------------------------------------------------------
Thomas C. Foley                 2005     $255,625         $49,200           $45,270  (4)         9,000           $1,734
Chairman, effective             2004      147,216               0            19,020  (4)         9,000            1,878
February 2006                   2003      170,240               0                --             18,750          149,453  (5)

James R. Swenson                2005      184,050          35,400                --              9,000            5,630
former Chairman and             2004      180,000               0                --              9,000            3,971
Interim President               2003       75,000               0            34,000  (6)         9,000                0


William T. Fejes, Jr.           2005      289,030          55,600                --             40,000            7,179
President and CEO               2004      186,667          70,000           102,264  (7)        75,000            1,322

Joseph C. Horvath               2005      176,433          19,800                --              9,000            7,699
Vice President and CFO;         2004      172,730               0                --              9,000            2,816
Corporate Secretary             2003       56,667          25,000            75,353  (8)        37,500              258

Harold L. Coder III             2005      145,250          16,300                --              9,000            5,856
Vice President Sales            2004      138,546               0                --              9,000            4,113
                                2003      117,500               0                --              6,000           52,504  (9)

Anthony A. Chien                2005      118,750  (10)    32,400  (10)      57,986  (11)        9,000              657
Vice President Marketing,
Engineering, and Europe

Notes to Summary Compensation Table

(1) No stock appreciation rights or restricted stock awards were granted.

(2) "--" denotes all Other Annual Compensation paid was less than 10% of cash compensation.

(3) Unless otherwise indicated, amounts represent Company paid excess life insurance premiums, group life insurance premiums, and contributions to the Company sponsored 401(k) defined contribution retirement plan.

(4) Other Annual Compensation includes $45,000 and $18,750 reimbursement of office expenses pursuant to terms of an employment contract in 2005 and 2004, respectively.

(5) All Other Compensation includes $148,921 paid to Mr. Foley in connection with the termination of the Company's Supplemental Employee Retirement Program
(SERP).

(6) Amount represents payments for service as a member of the Board of Directors prior to assuming role of Interim President.

(7) Other Annual Compensation includes $81,951 paid to Mr. Fejes or third parties in 2004 in connection with his relocation for employment. Salary and bonus reported for 2004 represents the pro rata annual salary of $280,000 from May 2004 and $70,000 guaranteed performance bonus accrued in 2004 and paid to Mr. Fejes in 2005.

(8) Other Annual Compensation in 2003 includes approximately $75,000 of costs that were accrued in connection with Mr. Horvath's anticipated relocation for employment. Salary and bonus reported for 2003 represents the pro rata annual salary of $170,000 from September 2003, and $25,000 guaranteed performance bonus accrued in 2003 and paid to Mr. Horvath in 2004.

(9) All Other Compensation in 2003 includes $50,211 paid to Mr. Coder in connection with the termination of the Company's (SERP).

(10) Mr. Chien's salary for 2005 represents the pro rata annual salary of $190,000 since May 2005. His bonus includes a $10,000 signing bonus payable upon his joining the Company and a guaranteed performance bonus of $22,000 paid to Mr. Chien in 2006.

(11) Other Annual Compensation includes a payment by the Company to Mr. Chien's former employer in the amount of $ 47,615 in order to secure a release for the Company and Mr. Chien from any claims by that employer in connection with the Company's hiring of Mr. Chien, as well as $4,429 of incidental costs related to Mr. Chien's relocation.

EXECUTIVE EMPLOYMENT CONTRACTS.

         At December 31, 2005, William T. Fejes, Jr. had an employment contract. All remaining officers are employed at the will of the Board of Directors.

         In April 2004, the Company entered into a two-year employment agreement with Mr. Fejes. The Employment Agreement is subject to annual renewal, and provides that Mr. Fejes will serve as President and Chief Executive Officer and a member of the Company's Board of Directors. Pursuant to the terms of the employment agreement, Mr. Fejes is entitled to receive an annual base salary of $280,000, which may be increased (but not decreased, except in the case of across the board decreases to all executives) annually by the Board of Directors. To the extent his base salary is increased, such increased base salary will be Mr. Fejes' base salary amount for all purposes under his employment agreement. Mr. Fejes is also eligible to participate in all benefit programs maintained by the Company that may be provided to the Company's senior executives from time to time. The employment agreement provides that Mr. Fejes will be eligible to participate in the Company's bonus plans maintained for the benefit of its senior executives. Pursuant to the employment agreement, the Company granted Mr. Fejes options to purchase up to 50,000 and 26,667 shares of Common Stock in 2004 and 2005, respectively at an exercise price per share equal to the fair market value of the Company's Common Stock on the date of grant, and 25,000 and 13,333 shares of the Company's common stock in 2004 and 2005, respectively, at an exercise price of 150% of the fair market value on the date of grant. Pursuant to the employment agreement, the Company also reimburses Mr. Fejes for membership dues at a local country club, provides a car allowance in accordance with the Company's automobile policy, and reimbursed Mr. Fejes for his relocation costs and expenses.

         Mr. Fejes' employment agreement provides that, except as set forth below, if his employment is terminated at any time (i) by him for good reason in the event of a change in control (as defined in the employment agreement) or
(ii) by the Company without cause (as defined in the employment agreement) following a change in control, he will be entitled to receive (a) base salary earned but unpaid as of the date of termination and (b) a lump sum payment equal to two times his base salary.

         In the event that Mr. Fejes is terminated without cause absent a change in control, he will be entitled to (a) base salary earned but unpaid as of the date of termination, (b) base salary continuation for twelve months and (c) for a period of twelve months beginning on the date of termination, reimbursements of COBRA premiums paid for continuation of medical, dental and vision benefits for Mr. Fejes and his dependants under Company sponsored plans or policies. Mr. Fejes' employment agreement provides that in the event his employment is terminated (i) by him voluntarily without good reason, (ii) by the Company for cause or (iii) due to his death or disability, he will only be entitled to receive his base salary through the date of such termination.

         In August 2004, the Company entered into a one-year employment agreement with Mr. Foley. Pursuant to the terms of the employment agreement, Mr. Foley was entitled to receive an annual base salary of $250,000, and was also eligible to participate in all benefit programs maintained by us that may be provided to the Company's senior executives from time to time. Under the terms of the employment agreement, the Company also agreed to reimburse Mr. Foley in an amount up to $45,000 per annum for office expenses. Mr. Foley's employment agreement provides that he may resign at any time prior to the expiration of the employment term and that all obligations (other than obligations for payment of accrued and unpaid salary and expense reimbursement through the date of termination) under the employment agreement shall terminate.

         In February 2006, Mr. Foley was elected Chairman of the Board of Directors and his annual base compensation was increased to $375,000. Otherwise, the Company has continued to compensate Mr. Foley as provided for in his employment contract.

OPTION GRANTS IN 2005

         The following table sets forth information concerning grants of stock options during fiscal year 2005 under the 1996 Stock-Based Incentive Compensation Plan to each of the Named Officers and the potential realizable value of such options at assumed annual rates of stock price appreciation for the option terms.

Individual Option Grants in 2005:

                                               Percent of
                                 Number of       Total
                                Securities      Options                   Expiration    Potential Realizable Value at
                                Underlying    Granted to    Exercise or    Date of      Assumed Annual Rates of Stock
                                 Options     Employees in    base Price    Options      Price Appreciation for Option
Name of Officer                  Granted      Fiscal Year    ($/Share)     Granted                Term (1)
-----------------------------------------------------------------------------------------------------------------------
                                                                                           5% ($)          10% ($)
William T. Fejes, Jr.               13,333        7.25%         $9.59       2/10/15        $80,358         $203,688
                                    26,667       14.49%          6.39       2/10/15                         271,604
                                                                                           107,201

Thomas C. Foley                      3,000        1.63%          9.59       2/10/15         18,081           45,831
                                     6,000        3.26%          6.39       2/10/15         24,120           61,110

James R. Swenson                     3,000        1.63%          9.59       2/10/15         18,081           45,831
                                     6,000        3.26%          6.39       2/10/15         24,120           61,110

Joseph C. Horvath                    3,000        1.63%          9.59       2/10/15         18,081           45,831
                                     6,000        3.26%          6.39       2/10/15         24,120           61,110

Harold L. Coder III                  3,000        1.63%          9.59       2/10/15         18,081           45,831
                                     6,000        3.26%          6.39       2/10/15         24,120           61,110

Anthony A. Chien                    12,500        6.79%          7.20       7/25/15         56,638          143,438
                                    25,000       13.59%          4.80       7/25/15         75,500          191,250

(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission disclosure rules and are not intended to forecast possible future appreciation, if any, in the Company's stock price.

         On January 13, 2006, the Company granted 28,000 options with an option price of $7.61 per share and 14,000 options with an option price of $11.42 per share to the Named Officers employed by the Company. In addition, on February 10, 2006, the Company provisionally granted Michael R. Zimmerman, its newly-elected director, 4,000 options with an option price of $8.27 per share and 2,000 options with an option price of $12.41 per share under the 2006 Plan, all subject to the approval of the 2006 Plan by stockholders. These options vest evenly over a three-year period from the grant date and may be exercised as they vest.

OPTION EXERCISES IN 2005

         The table which follows sets forth information concerning exercises of stock options during fiscal year 2005 by each of the Named Officers and the value of each such officer's unexercised options as of December 31, 2005 based on a closing stock price of $6.90 per share of the Common Stock on such date:

                 Aggregated Option Exercises in Last Fiscal Year
                      and Fiscal Year-End Option Values (1)

------------------------- ------------ ------------ ---------------------------------- ----------------------------------
                            Shares
                           Acquired                        Number of Securities            Value of Unexercised In-
                              on          Value        Underlying Unexercised Options        the-Money Options at
Name of Officer            Exercise     Realized           at December 31, 2005                December 31, 2005
------------------------- ------------ ------------ ---------------------------------- ----------------------------------
                              (#)          ($)                     (#)                                ($)
                                                     Exercisable   Unexercisable        Exercisable      Unexercisable

William T. Fejes, Jr.           0            0            25,000         90,000                $0                $0

Thomas C. Foley                 0            0            69,150         21,250             2,875             1,438

James R. Swenson                0            0            27,000         18,000             1,380               690

Joseph C. Horvath               0            0            28,000         27,500                 0                 0

Harold L. Coder III             0            0            26,650         17,000               920               460

Anthony A. Chien                0            0                 0         37,500                 0                 0

(1)  The Company has not granted any stock appreciation rights.

________________________________________________________________________________


                           OTHER FORMS OF COMPENSATION

2005 EQUITY COMPENSATION PLAN INFORMATION

                                                   (a)                        (b)                       (c)
                                                                                               Number of securities
                                                                                             remaining available for
                                                                                              future issuance under
                                                                                               equity compensation
                                        Number of securities to be      Weighted-average         plans (excluding
                                         issued upon exercise of       exercise price of     securities reflected in
                                           outstanding options        outstanding options          column (a))
                                       -------------------------------------------------------------------------------
Equity compensation plans approved
by security holders (1)                              665,451                   $9.46                    333,883

Equity compensation plans not
approved by security holders                              --                      --                        --
                                       -------------------------------------------------------------------------------
Total  (2), (3)                                      665,451                   $9.46                    333,883
                                       ===============================================================================

Notes to 2005 Equity Compensation Plan Information:

(1) Consists of options available for grant by us under the 1996 Stock-Based Incentive Compensation Plan (the 1996 Plan) as of December 31, 2005.

(2) In January 2006, the Company issued options to board members, executive officers, and other key employees to acquire 87,000 of shares of the Company's common stock.

(3) The Company has set forth for shareholder approval (See Item 3 on Proxy
Card) a new Equity Compensation Plan (2006 Plan) that provides for the issuance of additional options in such amounts that the total number of options granted under either the 1996 Plan or the 2006 Plan will not exceed 1,000,000 shares.


DESCRIPTION OF COMPENSATION PLANS

1996 Stock-Based Incentive Compensation Plan

         We adopted the 1996 Plan, the purpose of which is to assist us in attracting and retaining valued personnel by offering them a greater stake in our success and a closer identity with us, and to encourage ownership of our common stock by those personnel. The 1996 Plan was administered by the Compensation Committee, and awards under the Plan were permitted through January 31, 2006.

         The Compensation Committee may grant stock options and shares of common stock in the form of either deferred stock or restricted stock, as defined in the Plan. Options granted under the Plan may be either incentive stock options ("ISOs") or nonqualified stock options. ISOs are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code. Unless an option is specifically designated at the time of grant as an ISO, options under the Plan will be nonqualified. The Compensation Committee determines the exercise price of the options. The maximum term of an option or Stock Appreciation Right ("SAR") granted under the Plan shall not exceed ten years from the date of grant or, in the case of an ISO, five years from the date of grant if the recipient on the date of grant owns directly, or indirectly, shares possessing more than 10% of the total combined voting power of all classes of our stock. No option or SAR may be exercisable sooner than six months from the date the option or SAR is granted.

         Eligibility. Officers and other key employees, non-employee members of the Board of Directors, and consultants are eligible to participate in the Plan and receive non-qualified stock options.

         Change in Control. The plan provides for accelerated vesting of outstanding option grants and stock issuances following specified change in control events.

401(k) Savings Plan

         Since January 1, 1988, the Company has maintained a defined contribution 401(k) profit-sharing plan covering substantially all United States employees. Under this plan, the Company, on a discretionary basis, matches a specified percentage of each eligible employee's contribution and, at the election of the employee, the matching contribution may be in the form of either cash, shares of the Company's common stock, or a combination thereof. The Company contributed cash of approximately $448,000, $302,000, and $207,000 for fiscal years 2005, 2004 and 2003, respectively. We also contributed 18,673 shares of common stock held in treasury in 2005, 10,290 shares in 2004, and 7,887 shares in 2003. During a portion of 2003, the Company suspended the employer matching portion of this plan. In addition, the Company has a noncontributory profit-sharing plan covering our Canadian employees for which $28,000, $24,000, and $23,000 was charged to expense for fiscal years 2005, 2004, and 2003, respectively.

Employee Stock Purchase Plan

         Our Employee Stock Purchase Plan ("ESPP") enables our employees to subscribe for shares of common stock on quarterly offering dates at a purchase price which is the lesser of 85% of the fair value of the shares on either the first or last day of the quarterly period. Pursuant to the ESPP, 12,023 shares were issued to employees during 2005, 8,847 shares during 2004, and 11,246 during 2003. Our shareholders have approved the issuance of up to 500,000 shares under the ESPP, of which 393,123 shares are available for future issuance as of December 31, 2005.

________________________________________________________________________________


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information with respect to beneficial ownership of the Common Stock as of March 3, 2006 by (i) each of our directors, our Chairman, and each of the Named Officers, (ii) each person who is known by us to own beneficially more than 5% of the Common Stock and (iii) all of our directors and executive officers as a group. Except as noted below, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Except as otherwise listed below, the address of each person is c/o the Company, 440 North Fifth Avenue, Chambersburg, Pennsylvania 17201.

                                                                  Number of Common          Percent of
     Name and Address (1)                                         Stock Shares (2)           Class (3)
--------------------------------------------------------------------------------------------------------
Dimensional Fund Advisers, Inc.                                       346,000  (4)             9.29%
     1299 Ocean Avenue
     Santa Monica, CA 90401

Thomas C. Foley                                                     1,909,781  (5)            50.29%
Chairman of the Board

James R. Swenson                                                       46,193                  *
Director

Frank D. Osborn                                                        33,000                  *
Director

Rick Lazio                                                             35,000                  *
Director

William T. Fejes, Jr                                                   63,333                  *
President and CEO

Joseph C. Horvath                                                      34,393                  *
Vice President and CFO

Harold L. Coder III                                                    34,914                  *
Vice President

Anthony A. Chien                                                            0                  *
Vice President

All executive officers and directors as a group (8 persons)         2,156,614                 53.95%

*  Represents less than 1%.

Notes to Summary of security ownership of certain beneficial owners and management:

(1) This table is based upon information supplied by the officers, directors and principal stockholders, including, in particular, reports filed on
     Schedule 13G, Form 4 and Form 5 with the Securities and Exchange
     Commission.

(2) Includes options exercisable within sixty days of March 3, 2006 for the following number of shares:

         Thomas C. Foley                                          74,800
         James R. Swenson                                         36,000
         Frank D. Osborn                                          18,000
         Rick Lazio                                               18,000
         William T. Fejes, Jr.                                    63,333
         Joseph C. Horvath                                        34,000
         Harold L. Coder                                          30,650
         Anthony A. Chien                                              0
                                                               ----------
         All executive officers and directors as a group         274,783
                                                               ==========


(3) For the purpose of calculating the percentage of outstanding shares of the named person or group, total Shares of Common Stock Outstanding includes 3,722,662 shares of common stock outstanding as of March 3, 2006 and the respective amount of shares of common stock subject to options held by the named person or group that are currently exercisable or exercisable within sixty days of March 3, 2006, as set forth in Note 2 above.

(4) Dimensional Fund Advisers, Inc. has sole power to dispose of the 346,000 shares of Common Stock owned by four investment companies registered under the Investment Company Act of 1940. Dimension Fund Advisers, Inc. has the sole power to vote or direct the voting of the 346,000 shares of Common Stock owned by the aforementioned investment companies. Dimension disclaims beneficial ownership of such securities.

(5) Includes 85,500 shares of Common Stock donated by Mr. Foley to the Foley Family Foundation, a charitable trust he controls.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act") requires that our directors and officers, and persons who own more than 10% of a registered class of our Common Stock file reports about their beneficial ownership of our Common Stock. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished, all of our directors and officers filed reports as required by Section 16(a) of the Exchange Act with respect to the fiscal years 2005 and 2004 on a timely basis except as described below.

         Due to a filing error, Thomas C. Foley, our Chairman, inadvertently filed four Form 4s late during 2005.

________________________________________________________________________________

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on our Common Stock over the past five years with the cumulative total return on shares of companies comprising the Russell 2000 index and a special Peer Group index, assuming reinvestment of dividends.


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                  2000        2001       2002       2003        2004       2005
--------------------------------------------------------------------------------
TB Wood's        100.0        98.3       96.2      120.2        94.2      103.8
--------------------------------------------------------------------------------
Russell 2000     100.0       102.5       81.5      120.0       142.0      148.5
--------------------------------------------------------------------------------
Peer Group       100.0       105.1       102.1     111.4       141.7      169.5
--------------------------------------------------------------------------------


No published industry index accurately mirrors our business. Accordingly, we created a special peer group index ("Peer Group") of companies operating in the power transmission or mechanical manufacturing industries. The Peer Group includes the following: Baldor Electric Company; MagneTek, Inc.; and Regal-Beloit Corporation.

________________________________________________________________________________

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


During the past fiscal year, except as described in this Proxy Statement, neither we nor any of our subsidiaries were involved in any transaction in which any Director or Executive Officer, or any member of the immediate family of any Director or Executive Officer, had a material direct or indirect interest reportable under applicable rules of the Securities and Exchange Commission.

In August 2004, we entered into one-year employment agreements with Thomas C. Foley and James R. Swenson, two of our directors. While these employment agreements have expired by their terms, we have continued to pay Messrs. Foley and Swenson under the terms of the agreements. In addition, as more fully described in the section of this Proxy Statement entitled, "Compensation Tables-Executive Employment Contracts," we have increased the compensation currently being paid to Mr. Foley.

                           ANNUAL REPORT ON FORM 10-K

         WE WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR OUR MOST RECENT FISCAL YEAR. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE COMPANY, AT OUR ADDRESS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                  OTHER MATTERS

         We are not aware of any other matters to be presented for stockholder action at the Annual Meeting; however, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.




                                           By Order of the Board of Directors

                                           /s/Joseph C. Horvath
                                           Joseph C. Horvath
                                           Corporate Secretary

                              TB WOOD'S CORPORATION

                  2006 STOCK-BASED INCENTIVE COMPENSATION PLAN

                              TB WOOD'S CORPORATION

                  2006 STOCK-BASED INCENTIVE COMPENSATION PLAN


         Section 1. Purpose of the Plan. The purpose of the Plan is to assist the Company, its Subsidiaries and Affiliates in attracting and retaining valued Employees and Non-Employee Directors by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such Employees and Non-Employee Directors.

         Section 2. Definitions. As used herein, the following definitions shall apply:

                  2.1. "Affiliate" means any entity other than the Subsidiaries in which the Company has a substantial direct or indirect equity interest, as determined by the Board.

                  2.2. "Award" means an award of Deferred Stock, Restricted Stock, Options or SARs under the Plan.

                  2.3. "Award Agreement" means the written agreement, instrument or document evidencing an Award.

                  2.4. "Board" means the Board of Directors of the Company.

                  2.5. "Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, (y) a person who acquires such securities directly from the Company in a privately-negotiated transaction, or (z) a person who as of the effective date of the Plan owns more than 40% of the Company's outstanding voting securities (a "Substantial Shareholder"), of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 35% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets. Notwithstanding the foregoing, a Change in Control shall be deemed to occur if a Substantial Shareholder either acting alone or as part of a group (within the meaning of Section 13(d)(3) of the Exchange Act) acquires, in one or more transactions, more than 65% of the Company's outstanding voting securities.

However, in no event will any of the preceding events be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

                  2.6. "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

                  2.7. "Common Stock" means the Class A Common Stock of the Company, par value $.01 per share.

                  2.8. "Company" means TB Wood's Corporation, a Delaware corporation, or any successor corporation.

                  2.9. "Committee" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a member of the Board, a Non-Employee Director and an Outside Director.

                  2.10. "Continuing Director" means, as of any date of determination, any member of the Board who (i) was a member of such Board on the date which is twenty-four months prior to the date of determination or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

                  2.11. "Deferred Stock" means an Award made under Section 6.1 of the Plan to receive Common Stock at the end of a specified Deferral Period.

                  2.12. "Deferral Period" means the period during which the receipt of a Deferred Stock Award under Section 6.1 of the Plan will be deferred.

                  2.13. "Employee" means an officer or other key employee of the Company, a Subsidiary or an Affiliate including a director who is such an employee.

                  2.14. "Exchange Act" means the Securities Exchange Act of 1934, as amended. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.

                  2.15. "Fair Market Value" means on any given date, the value per share of the Common Stock as determined by the Committee if the Common Stock is not traded in a public market, and, if the Common Stock is traded in a public market, shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ Stock Market National Market System, the last reported sale price thereof on such date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on such date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in the customary financial reporting service, as applicable and as the Committee determines.

                  2.16. "Incentive Stock Option" means an Option or portion thereof intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

                  2.17. "Non-Employee Director" means a member of the Board who is not an Employee.

                  2.18. "Non-Qualified Option" means an Option or portion thereof not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

                  2.19. "Option" means a right granted under the Plan to purchase a specified number of shares of Common Stock at a specified price. An Option may be an Incentive Option or a Non-Qualified Option.

                  2.20. "Outside Director" means a member of the Board defined as such under Section 162(m) of the Code and the regulations thereunder, or any successor thereto.

                  2.21. "Participant" means any individual who receives an Award.

                  2.22. "Performance Cycle" means the period selected by the Committee during which the performance of the Company, any Subsidiary, any Affiliate or any department thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

                  2.23. "Performance Goal" means a goal, expressed in terms such as profits or revenue targets on an absolute or per share basis (including, but not limited to, EBIT, EBITDA, operating income, EPS), market share targets, profitability targets as measured through return ratios, stockholder returns, qualitative milestones, clinical or product development milestones or capital-raising targets or any other financial or other measurement deemed appropriate by the Committee, as it relates to the results of operations or other measurable progress of either the Company as a whole or any Subsidiary, Affiliate, division, or department.

                  2.24. "Plan" means the TB Wood's Corporation 2006 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

                  2.25. "Prior Plan" means the TB Wood's Corporation 1996 Stock-Based Incentive Compensation Plan.

                  2.26. "Restricted Stock" means Common Stock awarded by the Committee under Section 6.2 of the Plan.

                  2.27. "Restriction Period" means the period during which Restricted Stock awarded under Section 6.2 of the Plan is subject to forfeiture.

                  2.28. "SAR" means a stock appreciation right awarded by the Committee under Section 6.4 of the Plan.

                  2.29. "Subsidiary" means any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

                  2.30. "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

         Section 3. Eligibility. Any Employee or Non-Employee Director shall be eligible to receive an Award; provided, however, that only persons who are key employees of the Company or any subsidiary corporation (within the meaning of Section 424(f) of the Code) may be granted Options which are intended to qualify as Incentive Stock Options.

         Section 4. Administration and Implementation of Plan.

                  4.1. The Plan shall be administered by the Committee; provided, however, that the Board shall administer and otherwise exercise all powers of the Committee under the Plan with respect to Awards granted to Non-Employee Directors. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

                  4.2. Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the Employees and Non-Employee Directors who will receive Awards pursuant to the Plan, (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Common Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, Performance Goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan.

         Section 5. Shares of Common Stock Subject to the Plan.

                  5.1. Subject to adjustment as provided in Section 9, the total number of shares of Common Stock available for Awards under the Plan shall be 325,000 shares, increased for shares of Common Stock that were reserved under the Prior Plan but not subject to grant or as to which any outstanding grant under the Prior Plan that are subsequently forfeited, canceled or expire unexercised. Common Stock awarded under the Plan may be reserved or made available from the Company's authorized and unissued Common Stock or from Common Stock reacquired and held in the Company's treasury.

                  5.2. Subject to adjustment as provided in Section 9, the maximum number of shares that may be awarded to any Employee as an Award under the Plan during any calendar year shall not exceed 70,000 shares. Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock available to be issued under the Plan as Restricted Stock shall be 100,000 shares.

                  5.3. If any shares subject to an Award are forfeited or such Award otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award. If a Participant tenders shares (either actually, by attestation or otherwise) to pay all or any part of the exercise price on any Option or if any shares payable with respect to any Award are retained by the Company in satisfaction of the Participant's obligation for taxes, the number of shares tendered or retained shall again be available for Awards under the Plan. Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards to grant future awards as a commitment of the Company, any Subsidiary or Affiliate in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

         Section 6. Awards. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of the termination of employment or other relationship with the Company or any Subsidiary or Affiliate by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be specified by the Committee.

                  6.1. Deferred Stock. An Award of Deferred Stock is an agreement by the Company to deliver to the Participant a specified number of shares of Common Stock at the end of a specified Deferral Period. Such an Award shall be subject to the following terms and conditions.

                           (a) Upon determination of the number of shares of
Deferred Stock to be awarded to a Participant, the Committee shall direct that the same be credited to the Participant's account on the books of the Company but that issuance and delivery of the same shall be deferred until the date or dates provided in the Award Agreement granting the Award. Prior to issuance and delivery of the Deferred Stock, the Participant shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Participant's account.

                           (b) Amounts equal to any dividends declared during
the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the Participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested on such terms as are determined at the time of the Award by the Committee, in its sole discretion, and specified in the Award Agreement.

                           (c) The Committee may condition the grant of an Award
of Deferred Stock or the expiration of the Deferral Period upon the Participant's achievement of one or more Performance Goal(s) specified in the Award Agreement. If the Participant fails to achieve the specified Performance Stock Goal(s), the Committee shall not grant the Deferred Stock Award to the Participant, or the Participant shall forfeit the Award and no Common Stock shall be transferred to him pursuant to the Deferred Stock Award.

                           (d) The Deferral Period may consist of one or more
installments. At the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment credited to the account of a Participant shall be issued and delivered to the Participant (or, where appropriate, the Participant's legal representative) in accordance with the terms of the Award Agreement.

                  6.2. Restricted Stock. An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

                           (a) Upon determination of the number of shares of
Restricted Stock to be granted to the Participant, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period.

                           (b) During the Restriction Period the Participant
shall have the right to receive dividends from and to vote the shares of Restricted Stock.

                           (c) The Award Agreement shall specify the duration of
the Restriction Period and the performance, employment or other conditions under which the Restricted Stock may be forfeited to the Company. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as determined by the Committee, and the legend shall be removed and such number of shares delivered to the Participant (or, where appropriate, the Participant's legal representative).

                           (d) In the sole discretion of the Committee, an Award
Agreement regarding Restricted Stock may provide for a tax reimbursement cash payment to be made by the Company to any Participant in connection with the tax consequences resulting from an Award of Restricted Stock, the lapse of restrictions on any Restricted Stock or the payment by a Participant of any taxes related thereto, subject to such conditions as the Committee may specify.

                  6.3. Options. Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed (or other determinable) price. Options may be either Incentive Stock Options or Non-Qualified Stock Options. The grant of Options shall be subject to the following terms and conditions:

                           (a) Option Price: The price per share at which Common
Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant.

                           (b) Term of Options: The Award Agreements shall
specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder) and no Option may be exercisable sooner than six months from date of grant.

                           (c) Incentive Stock Options: Each provision of the
Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded. In no event may a Participant be granted an Incentive Stock Option which does not comply with the grant and vesting limitations prescribed by Section 422 (d) of the Code. Incentive Stock Options may not be granted to employees of Affiliates or Non-Employee Directors.

                           (d) Payment of Option Price: The Committee shall
determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price for an Option shall be paid in cash, by the surrender at Fair Market Value of Common Stock, by any combination of cash and shares of Common Stock, or with other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), the means or methods of payment, including by "attestation" and through "cashless exercise" arrangements, to the extent permitted by applicable law, and the methods by which, or the time or times at which, Common Stock will be delivered or deemed to be delivered to Participants upon the exercise of such Option.

                  6.4. Stock Appreciation Rights. A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of a share of Common Stock on the date of grant. The grant of SARs shall be subject to the following terms and conditions:

                           (a) The Committee shall determine the time or times
at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Common Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.

                           (b) The term of a SAR shall in no event be greater
than ten years.

                  6.5. Additional Provisions Applicable to Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, Affiliate or any business entity acquired by the Company, any Subsidiary or Affiliate, or any other right of a Participant to receive payment from the Company, any Subsidiary or Affiliate.

         Section 7. Exchange and Buy Out Provisions. The Committee may at any time exchange or buy out any previously granted Award or may provide in any Award Agreement terms and conditions under which a Participant must sell, or offer to sell, to the Company any unexercised Award, whether or not vested, or any Common Stock acquired pursuant to such Award for a payment in cash, Common Stock or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made or as may be set forth in the Award Agreement.

         Section 8. Change of Control. In the event of a Change of Control, all Awards granted under the Plan (including Performance-Based Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall vest on the Change of Control.

         Section 9. Adjustments upon Changes in Capitalization.

                  9.1. In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards,
(iii) the aggregate number and kind of shares of Common Stock available under the Plan, and (iv) the exercise or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made that would cause the Plan to violate Section 422(b)(1) of the Code with respect to Incentive Stock Options or that would adversely affect the status of any Award that is "performance-based compensation" under Section 162(m) of the Code.

                  9.2. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in Section 13.1) affecting the Company, any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Awards to the extent that such adjustment would adversely affect the status of the Award as "performance-based compensation" under Section 162(m) of the Code.

         Section 10. Termination and Amendment.

                  10.1. Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders if (i) such action would increase the number of shares subject to the Plan, (ii) decrease the price at which Awards may be granted, or (iii) such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

                  10.2. The foregoing notwithstanding, any Performance Goal or other performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of an Award as "performance-based compensation" under Section 162(m) of the Code.

         Section 11. No Right to Award, Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company, any Subsidiary or Affiliate. For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and Affiliates shall not be deemed a termination of employment. Nothing contained herein or in any individual Award Agreement shall be construed to confer on any Non-Employee Director any right to continue as a director of the Company or reduce any right of the Company, the Board or the stockholders of the Company to remove such Non-Employee Director as a director of the Company, with or without cause.

         Section 12. Taxes. The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including from a distribution of Common Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations. Withholding of taxes in the form of shares of Common Stock from the profit attributable to the exercise of any Option shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates.

         Section 13. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

         Section 14. No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Common Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

         Section 15. Foreign Nationals. Without amending the Plan, Awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

         Section 16. Securities Law Requirements.

                  (a) No Award granted hereunder shall be exercisable if the Company shall at any time determine that (a) the listing upon any securities exchange, registration or qualification under any state or federal law of any Common Stock otherwise deliverable upon such exercise, or (b) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (a) or clause (b) above, the exercisability of such Awards shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when exercisability has been suspended.

                  (b) The Committee may require, as a condition to the right to exercise any Award that the Company receive from the Participant, at the time any such Award is exercised, vests or any applicable restrictions lapse, representations, warranties and agreements to the effect that the shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

         Section 17. Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the 10-year anniversary of the effective date, and no Awards under the Plan shall thereafter be granted.

         Section 18. Fractional Shares. The Company will not be required to issue any fractional common shares pursuant to the Plan. The Committee may provide for the elimination of fractions and for the settlement of fractions in cash.

         Section 19. Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any Affiliate, any stockholder or any other person.

         Section 20. Governing Law. The validity and construction of the Plan and any Award Agreements entered into thereunder shall be construed and enforced in accordance with the laws of the State of Delaware, but without giving effect to the choice of law principles thereof.

         Section 21. Adoption of the Plan and Effective Date. The Plan shall be adopted by the Board and shall be effective as of such date.